OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2021
Other Receivables
OTHER RECEIVABLES

17.	OTHER RECEIVABLES

	December 31,
	2020	2021	2021
	CNY	CNY	US$
	(As adjusted)

Financial assets
Loans to unrelated companies(i)	—	83,600	13,154
Deposits	1,118	863	135
Others	—	1,000	157
Financial assets	1,118	85,463	13,446

Staff advance	676	697	110
Others	126	280	44
Total amount	802	977	154

Impairment allowance	—	(239)	(38)

Total	1,920	86,201	13,562

(i)	The balance as of December 31, 2021 consisted of the loan due from Shenzhen Chaopeng Investment Co., Limited amounting to CNY80,000 and its corresponding interest receivable amounting to CNY3,600. The loan with maturity date of June 30, 2022 is interest bearing at a rate of 9% per annum and guaranteed by Shenzhen Feishang Investment Co., Limited, an unrelated company to the Group.

The movements in the loss allowance for other receivables during the years indicated are as follows:

	December 31,
	2020	2021	2021
	CNY	CNY	US$
	(As adjusted)

Beginning of the year	—	—	—
Provision for expected credit loss, net	—	239	38

End of the year	—	239	38

For the financial assets included above, an impairment analysis is performed at each reporting date using the probability-of-default approach to measure expected credit losses. The probability of default rates are estimated based on comparable companies with published credit ratings. The calculation reflects the probability weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions, and forward-looking credit risk information. As of December 31, 2021, the probability of default applied was 0.45%, and the loss given default was 61.6%. The loss allowance for impairment of deposits was minimal.